1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

July 29, 2014


1ST SECURITY BANK

Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

History

- Founded in 1936 as a credit union: operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Declared six consecutive quarterly dividend in Q3 2014.

WASHINGTON CREDIT UNION
↓
1ST SECURITY BANK
↓
FS BANCORP, INC.
↓
FSBW

Culture

- Vision: Build a truly great place to work and bank
- Mission: "'Live our Core Values' and 'wow' each other and our customers every day"
- Employ smart, driven, nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons

1ST SECURITY BANK

FS BANCORP, INC.



Lynnwood
Bothell
522
Canyon Park
Edmonds
Mountlake Terrace
Poulsbo
3
Bainbridge Island
520
Overlake
Capitol Hill
Seattle
90
Bellevue
5
405
Port Orchard
167
16
Tacoma
5
Puyallup
Administrative Center
Bellevue Home Lending
Bothell Home Lending
Canyon Park
Capitol Hill
Edmonds
Lynnwood
Mountlake Terrace Home Lending
Overlake
Poulsbo
Poulsbo Home Lending
Port Orchard Home Lending
Puyallup

Puget Sound Footprint

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: March 31, 2014

Coastal Community Bank	$453,703
1st Security Bank	$433,196
UniBank	$230,394
Pacific Crest Savings Bank	$172,722
Mountain Pacific Bank	$152,116
Prime Pacific Bank, N.A.	$122,626
The Bank of Washington	$133,605

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 5/05/2014. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	Q1 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	$51,865	0.83%	12.24%	0.32%	1.78%
Sound Community	$44,826	0.92%	10.15%	0.24%	1.06%
Puget Sound Bank	$43,482	0.90%	13.12%	0.27%	1.27%
Coastal Community	$41,042	0.50%	9.49%	1.17%	1.24%
First Savings Bank	$168,045	1.32%	18.61%	2.03%	1.70%
Homestreet Bank	$290,838	0.45%	9.46%	3.56%	1.31%

Data is from the 3/31/2014 Call Report. Information does not include capital held at the holding company.
*Ratios as reported in the 3/31/2014 UBPR

Northwest Economy



- Employment driven.
- Limited supply of “in city” housing.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data prior to December 31, 2012 is reported for the Bank only.

	6/30/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Loans	$325,495	$281,081	$274,949	$217,131	$230,822
Total Assets	$436,021	$419,187	$359,030	$283,793	$292,334
Total Deposits	$351,644	$336,876	$288,949	$246,418	$243,957
Total Equity	$62,784	$62,313	$59,897	$26,767	$24,795
Net Income	*$1,861	$3,920	**$5,295	$1,545	$1,602

* Year to Date Net Income
**Includes DTA allowance reversal of $2.3 million

Numbers presented in thousands (000's)

Income Statement

Three Months Ended June 30, 2014 (Consolidated)

Interest Income	$5,849
Interest Expense	(657)
Net Interest Income (NII)	**5,192**
Provision for Loan Losses	(450)
NII after Provision	**4,742**
Noninterest Income	2,456
Noninterest Expense	(5,714)
Income Pre Tax Provision	**1,484**
Provision for Income Tax	(498)
Net Income	**$986**

Three Months Ended June 30, 2013 (Consolidated)

Interest Income	$5,436
Interest Expense	(512)
Net Interest Income (NII)	**4,924**
Provision for Loan Losses	(600)
NII after Provision	**4,324**
Noninterest Income	2,931
Noninterest Expense	(5,603)
Income Pre Tax Provision	**1,652**
Provision for Income Tax	(566)
Net Income	**$1,086**

Numbers presented in thousands (000's)

Balance Sheet

Numbers presented in thousands (000's)

As of June 30, 2014 (Consolidated)

Cash and Cash Equivalents	$ 9,155
Securities AFS at Fair Value	58,363
Loans Held for Sale at Fair Value	15,975
Loans Receivable, Net	325,495
Premises and Equipment, Net	13,763
Other Real Estate Owned	36
Other Assets*	13,234
TOTAL ASSETS	**$ 436,021**
Noninterest-bearing Accounts	$ 47,685
Interest-bearing Accounts	303,959
Borrowings	17,552
Other Liabilities	4,041
TOTAL LIABILITIES	**$ 373,237**
STOCKHOLDERS TOTAL EQUITY	**$ 62,784**

As of June 30, 2013 (Consolidated)

Cash and Cash Equivalents	$ 16,413
Securities AFS at Fair Value	44,186
Loans Held for Sale at Fair Value	13,146
Loans Receivable, Net	280,411
Premises and Equipment, Net	13,525
Other Real Estate Owned	1,805
Other Assets*	9,376
TOTAL ASSETS	**$ 378,862**
Noninterest-bearing Accounts	$ 37,105
Interest-bearing Accounts	263,808
Borrowings	13,664
Other Liabilities	3,206
TOTAL LIABILITIES	**$ 317,783**
STOCKHOLDERS TOTAL EQUITY	**$ 61,079**

*Includes accrued interest receivable, FHLB Stock, Bank Owned Life Insurance, and other assets.

Selected Financial Ratios

	(Consolidated, QTD) *6/30/2014	(Consolidated, YTD) 12/31/2013	(Consolidated, YTD) 12/31/2012
Return on Average Assets	0.92%	1.01%	**1.64%
Net Interest Margin	5.08%	5.33%	5.43%
Efficiency Ratio	74.73%	71.52%	72.95%
Net Loans & Leases to Deposits***	97.11%	86.76%	98.22%
Non-Performing Assets to Total Assets	0.09%	0.77%	1.13%
ALLL/Total Loans and Leases not HFS	1.67%	1.77%	1.68%
Tier One Leverage Capital (Company)	14.55%	15.50%	16.66%
Book Value Per Diluted Outstanding	$21.53	$20.55	$19.92

* Numbers reported for June 30 are quarterly results annualized as applicable.

** Includes DTA allowance reversal of $2.3 million.

*** Includes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 6/30/2014

Type	Percentage of Gross Loans including HFS
Consumer Lending	37%
Commercial Real Estate	26%
Business Lending	19%
Residential Lending	18%
TOTAL	100%

Actual 12/31/2013

Type	Percentage of Gross Loans including HFS
Consumer Lending	41%
Commercial Real Estate	27%
Business Lending	16%
Residential Lending	16%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential loans including home equity and held for sale.

Consumer Lending

Q2 2014 Highlights

- $128.5 million Outstanding
- $21.1 million in Dealer Originations (Up 23% from comparable second quarter 2013)
- Average coupon yield of 8.99% in Q2 2014, down from 9.07% in Q1 2014
- Top 10 Dealers accounted for $14.7 million (70%) of loan originations in Q2 2014

Q2 2014 Dealer Production by State

- 30.53% Washington
- 31.75% Oregon
- 37.72% California

Q4 2009- Q2 2014 Portfolio Credit Quality


Percent
80
60
40
20
0
<680
680-719
720+
FICO Score
2009
2014


Portfolio Characteristics
Auto
Indirect Home Improvement
Marine
Other
Solar
1%
1%
13%
11%
74%

Home Lending

- Strong purchase market in the Puget Sound
  - (limited inventory/Price appreciation)
- Quarter over Quarter closings increased 114%
- Bank Record for new Purchase Applications in Q2 2014


New Applications vs Property Applications
Thousands
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
New Transactions
Property Transactions

Home Lending

Q2 2014 Closings: $72.2 million

- 2nd Quarter Purchase Closings: 80.5%


90
80
70
60
50
40
30
20
10
0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Quarterly Closed Volume (in millions)

Home Lending

Servicing unpaid principal balance $270.2 million

- 2nd quarter notional servicing increase:	$23.7 million
- Book value for mortgage servicing rights:	0.87%
- 3rd party market value of servicing rights:	1.15%
- Weighted average coupon:	4.03%

2014 Q2 Margins on loan sales:

- Margins on loans sold in Q2 of 2.22%
- Improved from margins of 2.08% in Q1 2014
- Improvement in margins from execution gains
- Margins reported on "sold" loans


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.41%
1.83%
2.11%
2.82%
2.79%
2.24%
2.52%
2.22%
2.08%
2.22%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Cash Margin on Loans Sold

Commercial Business Lending

Q2 2014 Summary

- $64.6 million outstanding as of 6/30/2014
- $114.2 million committed as of 6/30/2014
- Growth in Warehouse and Business Lending

2014 Mortgage Warehouse Lines

- Commitments were static at $38.0 million quarter over quarter.
- Outstanding balances at June 30, 2014 increased to $12.8 million from $10.0 million as of March 31, 2014.

Q2 2014 Product Mix


$12,797
20%
$51,787
80%
C+I
Warehouse

2011 – 2014 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14

Data reported in thousands (000's) unless otherwise noted

Residential Construction Lending

Portfolio Highlights:

- $23.4 million in Q2 2014 Originations
- $67.0 million Committed as of 6/30/14
- $40.4 million Outstanding as of 6/30/14
- 6.37% Average Coupon Interest Rate
- 87% of Originations in King County since the start of the Residential Construction portfolio.

June 30, 2014 Concentration (Committed)*


$60.6 million
Vertical
Construction
90%
10%
$6.4 million
Finished Lots /
A & D

*Data as of 6/30/2014

Non-accrual Loans and REO


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of June 30, 2014 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$33,447
10%
$75,339
21%
$108,969
31%
$133,889
38%
Numbers reported in thousands (000's)

As of June 30, 2013 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$22,978
8%
$60,393
20%
$85,092
28%
$132,450
44%
Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared sixth quarterly cash dividend of 0.06 cents per share for shareholders of record on August 14, 2014 and payable on August 26, 2014
- Repurchase of shares with regulatory approval
- Leverage $9.5 million in available cash held at FS Bancorp, Inc.
- Participation opportunities with our subsidiary Bank
- Continued focus on increasing shareholder value through business plan execution

Valuation Detail

- Reported book value of $21.53 per outstanding diluted share
- Price to book value of 81% as of market close June 30, 2014
- Excess Capital Held at FS Bancorp, Inc. of $9.5 million
- Earnings Per Share of 0.33 cents for quarter end June 30, 2014
- Dividend payout ratio of 18% in Q2 2014
- Over $200 million in leverage capacity at the subsidiary bank based on the bank's Capital Policy
- Cost structure reflects investment for future growth

Contact Information

Joseph C. Adams
joea@fsbwa.com
Chief Executive Officer
425-697-8048

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
425-697-8076

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043